Regal Beloit Corporation Second Quarter 2018 Earnings Conference Call August 7, 2018 Mark Gliebe Jon Schlemmer Chairman and Chief Operating Officer Chief Executive Officer Rob Rehard Robert Cherry Vice President Vice President Chief Financial Officer Business Development & Investor Relations ©2018 Regal Beloit Corporation, Proprietary and Confidential

Safe Harbor Statement The following is a cautionary statement made under the Private Securities Litigation Reform Act of 1995: With the exception of historical facts, the statements contained in this presentation may be forward-looking statements. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “forecast,” “anticipate,” “believe,” “should,” “project” or “plan” or the negative of these terms or other similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward- looking statements, including but not limited to: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions business of Emerson Electric Co. (“PTS”) or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; our ability to develop new products based on technological innovation and marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; risks associated with global manufacturing; issues and costs arising from the integration of acquired companies and businesses including PTS, and the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including but not limited to those described in “Item 1A-Risk Factors” of the Company’s Annual Report on Form 10-K filed on February 28, 2018 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances. 2

Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, net debt, adjusted EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, free cash flow and free cash flow as a percentage of net income are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”) and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 3

Agenda and Opening Comments Opening Comments Mark Gliebe, CEO 2Q Results & 2018 Outlook Rob Rehard, CFO Operations Update Jon Schlemmer, COO Summary Mark Gliebe, CEO Q&A All 4

Opening Comments – 2nd Quarter Results . Organic Sales Up 5.7% – Commercial & Industrial Systems Up 5.7% – Climate Solutions Up 2.4% – Power Transmission Solutions Up 10.4% . Adjusted Operating Margin* Up 70 bps from Prior Year – Benefitted from Strong Volume, Incremental Price and Productivity – Constrained by Commodity Inflation . Adjusted Diluted EPS* Up 24% from Prior Year . Free Cash Flow and Capital Allocation – Free Cash Flow to Net Income of 122% – Repurchased $46.1 Million of Regal Shares – New $250 Million Share Purchase Authorization Strong Organic Sales Growth & Progress on Our March to Improve Margins * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 5

Opening Comments – Looking Forward . Encouraging Start to 3Q – Orders Up Versus Prior Year – Price/Cost Slightly Positive . Expecting to Offset the Tariff Impacts . Expecting Mid-Single Digit Organic Sales Growth in 2018 – Continued Growth in Residential & Light Commercial HVAC – Robust Commercial and Industrial End Markets – Positive Incremental Pricing – Modestly Lower Growth in 2H than 1H . Expecting Operating Margin Improvement – Volume Leverage and Simplification Benefits . Expecting to Exit Non-Core, Underperforming Business . FY 2018 Adjusted Diluted EPS* Guidance of $5.70 - $6.00 Per Share Guidance Reflects a Record Year for Sales and Earnings * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 6

2nd Quarter 2018 Financial Results . Prior Year Results Reflect Adoption of New U.S. GAAP Pension Accounting Rules . 2Q 2018 Sales of $959.7 Million, Up 10.4% – Acquisitions Contributed 3.5% – Foreign Currency Translation of 1.3% – Organic Sales Up 5.7% . Adjusted Operating Margin* of 11.1% – Up 70 bps from 2Q 2017 – Volume Growth and Productivity Benefits – Slightly Positive Price/Cost – $2.0 Million LIFO Expense Strong Organic Sales Growth and Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 7

2nd Quarter 2018 Financial Results ADJUSTED DILUTED EARNINGS PER SHARE* Three Months Ended Jun 30, Jul 1, 2018 2017 GAAP Diluted Earnings Per Share $ 1.50 $ 1.18 Restructuring and Related Costs 0.03 0.12 Purchase Accounting and Transaction Costs 0.08 — Gain on Sale of Assets (0.01) (0.01) Adjusted Diluted Earnings Per Share $ 1.60 $ 1.29 Key Adjustments . $1.5 Million Restructuring and Related Costs . $5.1 Million Purchase Accounting and Transactions Costs Adjusted Diluted EPS* Up 24% * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 8

2nd Quarter 2018 Key Financial Metrics Capital Expenditures Effective Tax Rate (ETR) . $21.2 Million in 2Q 2018 . 21.4% ETR in 2Q 2018 . $80.0 Million Expected in FY 2018 . ~21.0% Expected in FY 2018 Restructuring and Related Costs . $1.5 Million in 2Q 2018 . $8.0 Million Expected in FY 2018 Balance Sheet at June 30, 2018 Free Cash Flow* . Total Debt of $1,336 Million . $80.6 Million in 2Q 2018 . Net Debt of $1,160 Million . 122.3% of Net Income in 2Q 2018 . Repurchased 579,005 Shares for a Total . Total Gross Debt/Adj. EBITDA* at 2.6 of $46.1 Million . Total Net Debt/Adj. EBITDA* at 2.3 . As of June 30, 2018, Repurchased 930,005 Shares for a Total of $72.1 Million * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 9

Exit of Resi Hermetic Motor Components Business . Consistent with Strategy to Focus on the Core . Plans Previously in Motion to Fix, Sell or Exit . A Large Customer Announced on July 31, 2018 Intent to Wind Down Operations Due to a Loss of Business in the Middle East . Business Reported in the Climate Segment; YTD Sales and Operating Profit Were $31.9 Million and $0.9 Million, Respectively . Expect to Operate the Business for a Period of Time to Support Customers . Total 2018 Cost to Exit Business Estimated to be ~$35 Million – Non-Cash Impact Estimated to be ~$31.5 Million, Majority in Goodwill and Intangibles – Future Cash Obligations Estimated to be ~$3.5 Million – 2018 GAAP EPS Impact Estimated to be $0.68 – Expecting No Impact to 2018 Adjusted EPS 10

2018 Full Year Guidance . Mid-Single Digit Organic Sales Growth in 2018 . Improvement in 2018 Adjusted Operating Margin . FY 2018 GAAP Diluted EPS Guidance of $4.78 to $5.08 . FY 2018 Adjusted Diluted EPS* Guidance of $5.70 to $6.00 − Restructuring and Related Costs of $8.0 Million or $0.14 per Share − Purchase Accounting and Transaction Costs of $7.0 Million or $0.11 per Share − Gain on Sale of Assets of $0.4 Million or $0.01 per Share − Impairment & Exit Related Costs of $35.0 Million or $0.68 per Share 2018 Adj. EPS* Expected to Increase 20% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 11

U.S. Tariff Impacts . Section 232 – Most Steel Sourced from U.S. Suppliers – A Portion of Aluminum Sourced from Non-U.S. Suppliers – General Steel and Aluminum Inflation – Secondary Impact on Purchased Components Utilizing Imported Steel & Aluminum . Section 301 – $50B List Includes Some Electric Motors and Power Transmission Products • ~5% of Regal U.S. Sales Are Manufactured in China • Secondary Impact on Purchased Components – $200B List Under Review . Mitigation Actions – Additional Price Increases – Footprint Adjustments . Growth Opportunities Robust Plans In Place to Mitigate Impact from Tariffs 12

2Q 2018 Commercial & Industrial Systems Adj. Income from Sales Sales Operations* ($ millions) . Organic Sales Up 5.7% $36 . Sales Performance $469 $407 – Demand Up in Power Generation, Oil & Gas, $27 Commercial HVAC and Pump – Demand Down in Pool Aftermarket, but Improving – Strong Demand in Asia and Europe . Price Up from 1Q 2018 and Prior Year Adj. Operating Margin* 2Q17 2Q18 2Q17 2Q18 . 7.7% of Sales . Up 40 bps from 1Q 2018, Up 100 bps from Prior Year – Volume, Simplification and Price Benefits – Headwinds from Commodity Inflation and Mix Strong Margin Improvement and More on the Way * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 13

2Q 2018 Climate Solutions Adj. Income from Sales Sales Operations* . Organic Sales Up 2.4% ($ millions) . Sales Performance $277 $45 $271 $41 – NA Resi HVAC Up Mid-Single Digit – Demand Down in Middle East – Resi Hermetic Down Mid-Teens . Price Up from 1Q 2018 and Prior Year Adj. Operating Margin* . 16.1% of Sales 2Q17 2Q18 2Q17 2Q18 . Up 350 bps from 1Q 2018, Up 90 bps from Prior Year – Volume, Productivity, Mix and FX Benefits Mid-Single Digit Growth in Resi HVAC and Strong Incremental Margin * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 14

2Q 2018 Power Transmission Solutions Adj. Income from Sales Sales Operations* ($ millions) . Organic Sales Up 10.4% . Sales Performance $213 – Strength in Material Handling, Food & $191 $25 Beverage, Oil & Gas and Aerospace $22 . Price Up from Prior Year Adj. Operating Margin* . 11.8% of Sales . Up 10 bps from Prior Year 2Q17 2Q18 2Q17 2Q18 – Volume, Price, and Manufacturing Productivity Benefits – Mix Headwind . YTD Up 160 bps Strong First Half Organic Sales and Margin Improvement * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 15

2nd Quarter 2018 Summary . Organic Sales Up 5.7% . Price/Cost Slightly Positive . Adjusted Operating Margin* Up 70 bps . Adjusted Diluted EPS* Up 24% . Free Cash Flow to Net Income of 122% . Repurchased $46 Million of Shares . New Share Purchase Authorization of $250 Million . Orders Up Entering 3Q and Markets Remain Strong . Expect to Offset Tariff Impacts . Expecting to Exit Residential Hermetic, Focusing on the Core 2018 Adj. EPS Expected to Increase 20% at the Guidance Midpoint * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 16

Questions and Answers 17

Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Six Months Ended Jun 30, Jul 1, Jun 30, Jul 1, 2018 2017 2018 2017 GAAP Diluted Earnings Per Share $ 1.50 $ 1.18 $ 2.81 $ 2.20 Restructuring and Related Costs 0.03 0.12 0.06 0.17 Purchase Accounting and Transaction Costs 0.08 — 0.08 — Gain on Sale of Assets (0.01) (0.01) (0.01) (0.01) Adjusted Diluted Earnings Per Share $ 1.60 $ 1.29 $ 2.94 $ 2.36 2018 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2018 Diluted EPS Annual Guidance $ 4.78 $ 5.08 Restructuring and Related Costs 0.14 0.14 Purchase Accounting and Transaction Costs 0.11 0.11 Gain on Sale of Assets (0.01) (0.01) Impairment and Exit Related Costs 0.68 0.68 2018 Adjusted Diluted EPS Annual Guidance $ 5.70 $ 6.00 18

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME (Dollars in Millions)	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017
GAAP Income from Operations	$ 30.5	$ 20.6	$ 44.0	$ 40.4	$ 25.1	$ 22.2	$ 99.6	$ 83.2
Restructuring and Related Costs	0.7	6.9	0.7	0.6	0.1	0.2	1.5	7.7
Purchase Accounting and Transaction Costs	5.1	-	-	-	-	-	5.1	-
Gain on Sale of Assets	(0.1)	(0.3)	-	-	-	-	(0.1)	(0.3)
Adjusted Income from Operations	$ 36.2	$ 27.2	$ 44.7	$ 41.0	$ 25.2	$ 22.4	$ 106.1	$ 90.6
GAAP Operating Margin %	6.5 %	5.1 %	15.9 %	14.9 %	11.8 %	11.6 %	10.4 %	9.6 %
Adjusted Operating Margin %	7.7 %	6.7 %	16.1 %	15.2 %	11.8 %	11.7 %	11.1 %	10.4 %

ADJUSTED OPERATING INCOME (Dollars in Millions)	Six Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017	Jun 30, 2018	Jul 1, 2017
GAAP Income from Operations	$ 59.6	$ 46.3	$ 76.3	$ 71.8	$ 51.9	$ 40.1	$ 187.8	$ 158.2
Restructuring and Related Costs	2.0	8.6	1.1	1.7	0.1	0.6	3.2	10.9
Purchase Accounting and Transaction Costs	5.1	-	-	-	-	-	5.1	-
Gain on Disposal of Business	-	-	-	-	-	(0.1)	-	(0.1)
Gain on Sale of Assets	(0.4)	(0.4)	-	-	-	-	(0.4)	(0.4)
Adjusted Income from Operations	$ 66.3	$ 54.5	$ 77.4	$ 73.5	$ 52.0	$ 40.6	$ 195.7	$ 168.6
GAAP Operating Margin %	6.7 %	5.9 %	14.2 %	13.9 %	12.4 %	10.7 %	10.2 %	9.4 %
Adjusted Operating Margin %	7.5 %	6.9 %	14.4 %	14.2 %	12.4 %	10.8 %	10.6 %	10.0 %

REGAL®

19

Appendix Non-GAAP Reconciliations FREE CASH FLOW Three Months Ended Six Months Ended (Dollars in Millions) Jun 30, Jul 1, Jun 30, Jul 1, 2018 2017 2018 2017 Net Cash Provided by Operating Activities $ 101.8 $ 98.4 $ 144.3 $ 148.9 Additions to Property Plant and Equipment (21.2) (16.7) (40.5) (33.7) Free Cash Flow $ 80.6 $ 81.7 $ 103.8 $ 115.2 Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 122.3% 154.2% 83.5% 116.0% 20

Appendix Non-GAAP Reconciliations Three Months Ended ORGANIC SALES GROWTH June 30, 2018 (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales $ 469.0 $ 277.3 $ 213.4 $ 959.7 Net Sales from Business Acquired (30.1) - - (30.1) Impact from Foreign Currency Exchange Rates (8.4) (0.3) (2.3) (11.0) Adjusted Net Sales $ 430.5 $ 277.0 $ 211.1 $ 918.6 Net Sales Three Months Ended July 1, 2017 $ 407.4 $ 270.5 $ 191.3 $ 869.2 Organic Sales Growth % 5.7% 2.4% 10.4% 5.7 % Net Sales Growth % 15.1% 2.5% 11.6% 10.4 % Six Months Ended ORGANIC SALES GROWTH June 30, 2018 (Dollars in Millions) Commercial & Power Industrial Climate Transmission Systems Solutions Solutions Total Regal Net Sales $ 883.0 $ 537.2 $ 418.3 $ 1,838.5 Net Sales from Business Acquired (30.1) - - (30.1) Impact from Foreign Currency Exchange Rates (19.7) (2.8) (6.3) (28.8) Adjusted Net Sales $ 833.2 $ 534.4 $ 412.0 $ 1,779.6 Net Sales Six Months Ended July 1, 2017 $ 788.6 $ 518.2 $ 375.9 $ 1,682.7 Organic Sales Growth % 5.7% 3.1% 9.6% 5.8 % Net Sales Growth % 12.0% 3.7% 11.3% 9.3% 21

Appendix Non-GAAP Reconciliations TOTAL GROSS DEBT/ADJUSTED EBITDA TOTAL NET DEBT/ADJUSTED EBITDA (Dollars in Millions) (Dollars in Millions) LTM Jun 30, LTM Jun 30, 2018 2018 Net Income Attributable to Regal Beloit Corporation $ 238.0 Net Income Attributable to Regal Beloit Corporation $ 238.0 Plus: Minority Interest 4.8 Plus: Minority Interest 4.8 Plus: Taxes 64.3 Plus: Taxes 64.3 Plus: Interest Expense 54.2 Plus: Interest Expense 54.2 Less: Interest Income Less: Interest Income (2.0) (2.0) Plus: Depreciation and Amortization Plus: Depreciation and Amortization 139.4 139.4 Plus: Restructuring and Related Costs 6.4 Plus: Restructuring and Related Costs 6.4 Plus: Purchase Accounting & Transaction Costs 5.1 Plus: Purchase Accounting & Transaction Costs 5.1 Less: Gain on Sale of Assets (3.9) Less: Gain on Sale of Assets (3.9) Adjusted EBITDA $ 506.3 Adjusted EBITDA $ 506.3 Current Maturities of Debt $ 100.5 Current Maturities of Debt $ 100.5 Long-Term Debt 1,235.1 Long-Term Debt 1,235.1 Less: Cash (175.6) Total Gross Debt $ 1,335.6 Total Net Debt $ 1,160.0 Total Gross Debt/Adjusted EBITDA 2.6 Total Net Debt/Adjusted EBITDA 2.3 22

Appendix Non-GAAP Reconciliations

RECONCILIATION FOR PENSION ADJUSTMENT (Dollars in Millions)	Quarter-to-Date: Commercial & Industrial Systems	Quarter-to-Date: Climate Solutions	Quarter-to-Date: Power Transmission Solutions	Quarter-to-Date: Total Regal	Year-to-Date: Commercial & Industrial Systems	Year-to-Date: Climate Solutions	Year-to-Date: Power Transmission Solutions	Year-to-Date: Total Regal
	Three Months Ended April 1, 2017				Three Months Ended April 1, 2017			
GAAP Income from Operations - Recasted	$ 25.7	$ 31.4	$ 17.9	$ 75.0	$ 25.7	$ 31.4	$ 17.9	$ 75.0
Adjusted Income from Operations - Recasted	27.3	32.5	18.2	78.0	27.3	32.5	18.2	78.0
GAAP Operating Margin % - Recasted	6.7 %	12.7 %	9.7 %	9.2 %	6.7 %	12.7 %	9.7 %	9.2 %
Adjusted Operating Margin % - Recasted	7.2 %	13.1 %	9.9 %	9.6 %	7.2 %	13.1 %	9.9 %	9.6 %
	Three Months Ended July 1, 2017				Six Months Ended July 1, 2017			
GAAP Income from Operations - Recasted	$ 20.6	$ 40.4	$ 22.2	$ 83.2	$ 46.3	$ 71.8	$ 40.1	$ 158.2
Adjusted Income from Operations - Recasted	27.2	41.0	22.4	90.6	54.5	73.5	40.6	168.6
GAAP Operating Margin % - Recasted	5.1 %	14.9 %	11.6 %	9.6 %	5.9 %	13.9 %	10.7 %	9.4 %
Adjusted Operating Margin % - Recasted	6.7 %	15.2 %	11.7 %	10.4 %	6.9 %	14.2 %	10.8 %	10.0 %
	Three Months Ended September 30, 2017				Nine Months Ended September 30, 2017			
GAAP Income from Operations - Recasted	$ 29.5	$ 39.1	$ 25.7	$ 94.3	$ 75.8	$ 110.9	$ 65.8	$ 252.5
Adjusted Income from Operations - Recasted	30.4	39.4	23.0	92.8	84.9	112.9	63.6	261.4
GAAP Operating Margin % - Recasted	7.2 %	15.3 %	13.3 %	11.0 %	6.3 %	14.3 %	11.6 %	9.9 %
Adjusted Operating Margin % - Recasted	7.5 %	15.4 %	11.9 %	10.8 %	7.1 %	14.6 %	11.2 %	10.3 %
	Three Months Ended December 30, 2017				Twelve Months Ended December 30, 2017			
GAAP Income from Operations - Recasted	$ 24.0	$ 30.6	$ 24.0	$ 78.6	$ 99.8	$ 141.5	$ 89.8	$ 331.1
Adjusted Income from Operations - Recasted	24.7	31.1	24.0	79.8	109.6	144.0	87.6	341.2
GAAP Operating Margin % - Recasted	5.9 %	14.1 %	12.2 %	9.6 %	6.2 %	14.3 %	11.7 %	9.9 %
Adjusted Operating Margin % - Recasted	6.1 %	14.4 %	12.2 %	9.7 %	6.8 %	14.5 %	11.4 %	10.2 %

REGAL®

23

Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 . Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31 . Fiscal Years 2015, 2016, 2017 and 2018 have 52 weeks . Fiscal Year 2014 had 53 weeks 24